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                                                                   EXHIBIT 10.13




                  SCHEDULE OF MANAGEMENT STABILITY AGREEMENTS


     The following will execute Management Stability Agreements substantially in the same form as the agreement described in Exhibit 10.12 to the Valero Refining and Marketing Company Form 10.


                            Employee
                   -------------------------

          John D. Gibbons